                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ Mark E. Nagle                                             Date:March 4, 1997
-----------------                                                  -------------
Mark E. Nagle
Controller and Chief Financial Officer

                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ William M. Doran                                               Date:10/16/96
--------------------                                                    --------
William M. Doran
Trustee

                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ F. Wendell Gooch                                               Date:10-18-96
--------------------                                                    --------
F. Wendell Gooch
Trustee

                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ Frank E. Morris                                           Date:Oct. 18, 1996
-------------------                                                -------------
Frank E. Morris
Trustee

                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ James M. Storey                                        Date:
-------------------                                             ----------------
James M. Storey
Trustee

                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ Robert A. Nesher                                               Date:10/15/96
--------------------                                                    --------
Robert A. Nesher
Trustee

                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd C. Cipperman and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ David G. Lee                                                   Date:10/23/96
----------------                                                        --------
David G. Lee
President, Chief Executive Officer

                              SEI ASSET ALLOCATION TRUST
                                SEI LIQUID ASSET TRUST
                                SEI DAILY INCOME TRUST
                                 SEI TAX EXEMPT TRUST
                                   SEI INDEX FUNDS
                           SEI INSTITUTIONAL MANAGED TRUST
                         SEI INSTITUTIONAL INVESTMENTS TRUST
                               SEI INTERNATIONAL TRUST

                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



/s/ George J. Sullivan, Jr.                                  Date: OCT. 16, 1996
---------------------------                                        -------------
George J. Sullivan, Jr.
Trustee